Exhibit 10.1
AMENDMENT NO. 1
AMENDMENT NO. 1 dated as of March 5, 2015 between ASSURANT, INC., the Lenders executing this Amendment No. 1 on the signature pages hereto and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent under the Credit Agreement referred to below.
Assurant, Inc., the lenders party thereto (including the Lenders executing this Amendment No. 1 on the signature pages hereto) and JPMorgan Chase Bank, N.A., as Administrative Agent, are parties to a Credit Agreement dated as of September 16, 2014 (the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said lenders to the Borrower in an aggregate principal amount not exceeding $400,000,000 (subject to any increases effected pursuant to Section 2.9 of the Credit Agreement).
The Borrower and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
Section 1.    Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined herein.
Section 2.    Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 below, and effective as of the date of satisfaction of such conditions, the Credit Agreement shall be amended as follows:
2.01.    References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
2.02.    Change of Control. The definition of Change of Control in Section 1.1 of the Credit Agreement shall be amended by amending and restating clause (b)(iii) thereof to read as follows:
“or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.”
Section 3.    Conditions Precedent. The amendment set forth in Section 2 hereof shall become effective, as of the date hereof, upon (i) receipt by the Administrative Agent of counterparts of this Amendment No. 1 executed by the Borrower and Lenders party to the Credit Agreement constituting the Requisite Lenders and (ii) payment in full of all reasonable costs and expenses of the Administrative Agent (including the reasonable fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent) in connection with this Amendment No. 1.
Section 4.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)    The representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than the representations and warranties set forth in the last sentence of Section 4.3C and in Section 4.4, Section 4.6A and Section 4.8 of the Credit Agreement) are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date.
(b)    No event has occurred and is continuing on the date hereof that would constitute an Event of Default or a Potential Event of Default.

Section 5.    Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.
ASSURANT, INC. (d/b/a Assurant Group)

By:	/s/ Eric Kurzrok
Name:	Eric Kurzrok
Title:	Vice President & Actuary
LENDERS
JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:	/s/ Melvin Jackson
Name:	Melvin Jackson
Title:	Executive Director
WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michelle S. Dagenhart
Name:	Michelle S. Dagenhart
Title:	Director
KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James Cribbet
Name:	James Cribbet
Title:	Senior Vice President
U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Inna Kotsubey
Name:	Inna Kotsubey
Title:	Vice President
GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT]